[COMPANY LOGO]

FOR IMMEDIATE RELEASE

CONTACT:
Ed Carr - Acting Chief Financial Officer             (732) 590-1600

         INTELLIGROUP'S FOURTH QUARTER 2003 RESULTS EXCEED EXPECTATIONS

         REPORTS 20% INCREASE IN QUARTERLY REVENUE AND 143% IMPROVEMENT
                  IN OPERATING INCOME OVER FOURTH QUARTER 2002

Edison, NJ (February 12, 2004): Intelligroup, Inc. (Nasdaq: ITIG), a leading global provider of strategic IT outsourcing services, today reported results for its fourth quarter and year ended December 31, 2003.

Q4 AND FULL YEAR 2003 FINANCIAL HIGHLIGHTS FROM CONTINUING OPERATIONS:

------------------------------------------------------------------------------------------------------------
                                             GAAP Presentation               Exclusive of Special Charges
                                             -----------------               ----------------------------
                                         Q4 2003           Q3 2003            Q4 2003             Q3 2003
                                         -------           -------            -------             -------

Revenue                              $32.3 million      $31.0 million      $32.3 million       $31.0 million
Operating Income                      $1.5 million         $214,000         $1.5 million          $975,000
EBITDA                                $2.3 million       $1.1 million       $2.3 million       $1.9 million
Diluted Earnings per Share               $0.08              $0.00              $0.08              $0.05
------------------------------------------------------------------------------------------------------------

o 20% increase in fourth quarter 2003 revenues to $32.3 million over the fourth quarter of 2002;

o 17% increase in full year 2003 revenues to $118.6 million, compared to $101.3 million in 2002;

o    47 new or expanded engagements since the end of the prior quarter; and

o 28% increase in 12-month revenue backlog to $63.6 million from $49.6 million at the beginning of 2003.

The Company has not reported any "Special Charges" in its fourth quarter 2003 results. However, as previously disclosed, the Company has reported certain "Special Charges" in prior period 2002 and 2003 results. These are more fully described in the section below entitled "Special Charges." The Company excludes these Special Charges from analytical comparisons and statistics in order to evaluate current operating trends.

"The results of the fourth quarter solidified 2003 as a year of significant momentum for Intelligroup. Not only did we add 42 new clients to our roster in 2003, we won significant new engagements with our existing customers who entrust Intelligroup to satisfy their growing offshore outsourcing needs." commented Arjun Valluri, Chairman and CEO, "With our winning combination of recognized ERP expertise optimized through our onsite/offshore model, we are delivering the level of quality and value that transforms customers into long-term partners."

SPECIAL CHARGES
In the third quarter 2003, the Company announced the settlement of all outstanding litigation matters with Ashok Pandey, related to the 2002 contested annual meeting. Accordingly, the Company recorded a $750,000 charge in the third quarter 2003. Prior to the settlement, the Company incurred additional litigation expenses during 2003 and 2002, totaling $711,000, and $1.1 million, respectively, related to the 2002 contested annual meeting.

During the second quarter 2003, the Company received a demand letter involving a defaulted loan that SeraNova had with a financial institution. The letter indicated that Intelligroup had guaranteed this loan, prior to the Company's spin-off of SeraNova in 2000. Accordingly, the Company recorded a $581,000 provision in second quarter 2003 to cover this contingency. Subsequently, in the third quarter 2003, the Company negotiated a settlement with the bank for a total sum of $430,000. The Company recorded the reversal of the $151,000 excess provision, less related legal costs of $44,000, in the Provision for SeraNova Guarantee line item in the third quarter 2003.

In the second quarter 2002, the Company recorded approximately $8.4 million in special charges associated with the note receivable from SeraNova and certain other related issues. In the first quarter 2003, the Company recorded an additional $5.1 million in charges associated with the write-off of the remaining balance of the note receivable from SeraNova, and certain other related issues.

The settlement costs, proxy related expenses, provision for the SeraNova guarantee and SeraNova charges are collectively referred to as Special Charges. There were no Special Charges for the fourth quarter 2003 and $150,000 for the fourth quarter 2002. For the year ending December 31, 2003 and 2002, the Special Charges totaled $7.0 million and $9.4 million, respectively.

CONFERENCE CALL INFORMATION

Intelligroup will hold its fourth quarter 2003 earnings conference call at 10:30 a.m. ET on Thursday, February 12, 2004. A live broadcast of the call can be accessed on the web at www.intelligroup.com or by phone in the US at (800)
                         --------------------
289-0488, or internationally at (913) 981-5548, access code Intelligroup.

In conjunction with the conference call, a live web-based presentation can be accessed on the web at http://www.placeware.com/cc/vcc/A?id=w781867&pw=123788.
                         ------------------------------------------------------
Alternatively, this can be accessed
at  www.intelligroup.com  by  clicking  on About  Us -  Investor  Information  -
    --------------------
Conference Calls, and follow the link for the SlideShow.

A replay of the conference call will also be available by telephone 24 hours a day from 1:30 p.m. ET on Thursday, February 12, 2004 through 12:00 a.m. ET on Thursday, February 26, 2004, by calling (888) 203-1112 in the US, or (719) 457-0820 internationally, with access code 781867.

ABOUT INTELLIGROUP
Intelligroup, Inc. (http://www.intelligroup.com) is a leading global provider of strategic IT outsourcing services. Intelligroup develops, implements and supports information technology solutions for global corporations and public sector organizations. The Company's onsite/offshore delivery model has enabled hundreds of customers to accelerate results and significantly reduce costs. With extensive expertise in industry-specific enterprise solutions, Intelligroup has earned a reputation for consistently exceeding client expectations.

SAFE HARBOR STATEMENT
Certain statements contained herein, including statements regarding the development of services and markets and future demand for services and other statements regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby.

Factors that could cause actual results to differ materially include, but are not limited to, variability of quarterly operating results, continued uncertainty of the IT market and revenues derived from application management business, uncertainty in revenues for traditional professional services offerings, loss of one or more significant customers, reliance on large projects, concentration of revenue, unanticipated costs associated with continued litigation, ability to attract and retain professional staff, dependence on key personnel, ability to manage growth effectively, risks associated with acquisitions including integration risks, risks associated with strategic partnerships, various project-associated risks, including termination with short notice, substantial competition, general economic conditions, risks associated with intellectual property rights, risks associated with international operations and other risk factors listed from time to time in Intelligroup's filings and reports with the Securities and Exchange Commission.

Intelligroup and the Intelligroup logo are registered trademarks and 'Creating the Intelligent Enterprise', 4Sight, 4Sight Plus, ASPPlus, myADVISOR, ASPPlus Power Upgrade Services and Uptimizer are service marks of Intelligroup in the U.S. and other countries. All other trademarks and company names mentioned are the property of their respective owners.

INTELLIGROUP, INC. AND SUBSIDIARIES
SELECTED CONSOLIDATED BALANCE SHEET DATA (UNAUDITED)

                                                DECEMBER 31, 2003      DECEMBER 31, 2002
                                                -----------------      -----------------
ASSETS
Cash and cash equivalents                       $       1,873,000      $       1,163,000
Accounts receivable:
     Billed                                            23,941,000             17,745,000
     Unbilled                                           7,298,000              6,818,000
Other current assets                                    6,239,000              4,570,000

Note receivable - SeraNova                                    -                4,000,000

Assets held for sale*                                         -                3,069,000
                                                -----------------      -----------------
Total current assets                                   39,351,000             37,365,000

Equipment, net                                          3,854,000              5,725,000
Other assets                                            1,599,000              1,029,000

                                                -----------------      -----------------
Total Assets                                    $      44,804,000      $      44,119,000
                                                =================      =================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities                             $      29,240,000      $      22,621,000
Liabilities held for sale*                                    -                1,681,000
Other liabilities                                       1,149,000              1,091,000

Shareholders' equity                                   14,415,000             18,726,000

                                                -----------------      -----------------
Total Liabilities and Shareholders' Equity      $      44,804,000      $      44,119,000
                                                =================      =================

* represents the amounts associated with the Asia-Pacific entities sold to Soltius Global Solutions PTE Ltd. on April 2, 2003.

INTELLIGROUP, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS (UNAUDITED)
For the three months and years ended Decemeber 31, 2003 and 2002

                                                                 THREE MONTHS ENDED                          YEARS ENDED
                                                                     DECEMBER 31,                            DECEMBER 31,
                                                                2003              2002                 2003              2002
                                                                ----              ----                 ----              ----
Revenues                                                  $  32,293,000     $  26,824,000        $ 118,568,000     $ 101,303,000
Cost of sales                                                22,611,000        18,752,000           83,641,000        70,333,000
                                                          -------------     -------------        -------------     -------------
Gross profit                                                  9,682,000         8,072,000           34,927,000        30,970,000
 Gross profit percentage                                          30.0%             30.1%                29.5%             30.6%

Selling, general and administrative expenses                  7,606,000         6,500,000           28,542,000        25,292,000
Depreciation and amortization                                   584,000           809,000            2,715,000         2,751,000
SeraNova receivable impairment and other charges                    -                 -              5,060,000         8,362,000
Proxy contest and other charges                                     -             150,000            1,461,000         1,026,000
Provision for guarantee of SeraNova debt                            -                 -                474,000               -
                                                          -------------     -------------        -------------     -------------
Total operating expenses                                      8,190,000         7,459,000           38,252,000        37,431,000
                                                          -------------     -------------        -------------     -------------

Operating income (loss)                                       1,492,000           613,000           (3,325,000)       (6,461,000)
Other expense, net                                             (138,000)         (259,000)            (643,000)         (486,000)
                                                          -------------     -------------        -------------     -------------
Income (loss) from continuing operations before taxes         1,354,000           354,000           (3,968,000)       (6,947,000)

Income tax (benefit) expense                                    (87,000)              -                283,000           491,000
                                                          -------------     -------------        -------------     -------------
Income (loss) from continuing operations                      1,441,000           354,000           (4,251,000)       (7,438,000)

Loss from discontinued operations, net of tax
expense (benefit) of $0, $60,000, $15,000 and
$70,000, respectively*                                              -            (300,000)          (2,134,000)       (1,045,000)
                                                          -------------     -------------        -------------     -------------
Net income (loss)                                         $   1,441,000     $      54,000        $  (6,385,000)    $  (8,483,000)
                                                          =============     =============        =============     =============

Earnings (loss) per share:
 Basic earnings (loss) per share:
  Income (loss) from continuing operations                $        0.09     $        0.02        $       (0.25)    $       (0.45)
  Discontinued operations                                           -               (0.02)               (0.13)            (0.06)
                                                          -------------     -------------        -------------     -------------
    Net earnings (loss) per share                         $        0.09     $        0.00        $       (0.38)    $       (0.51)
                                                          =============     =============        =============     =============

 Diluted earnings (loss) per share:
  Income (loss) from continuing operations                $        0.08     $        0.02        $       (0.25)    $       (0.45)
  Discontinued operations                                           -               (0.02)               (0.13)            (0.06)
                                                          -------------     -------------        -------------     -------------
    Net earnings (loss) per share                         $        0.08     $        0.00        $       (0.38)    $       (0.51)
                                                          =============     =============        =============     =============

Weighted average common shares outstanding:
     Basic                                                   16,796,000        16,630,000           16,697,000        16,630,000
                                                          =============     =============        =============     =============
     Diluted                                                 18,356,000        16,630,000           16,697,000        16,630,000
                                                          =============     =============        =============     =============

* represents the amounts associated with the Asia-Pacific entities sold to Soltius Global Solutions PTE Ltd. on April 2, 2003.

RECONCILIATION OF NON-GAAP MEASURES
This earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, we have provided below a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

INTELLIGROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) FOR THE THREE MONTHS and years ended Decemeber 31, 2003 and 2002

                                                                  Three months ended                       Years ended
                                                                     December 31,                          December 31,
                                                                2003             2002                 2003             2002
                                                                ----             ----                 ----             ----
RECONCILIATION OF GAAP INCOME/EPS TO PROFORMA RESULTS
Income (loss) from continuing operations per GAAP
presentation                                               $  1,441,000     $    354,000         $ (4,251,000)    $ (7,438,000)

Add back special charges adjustments:
------------------------------------
SeraNova receivable impairment and other charges                    -                -              5,060,000        8,362,000
Proxy contest and other charges                                     -            150,000            1,461,000        1,026,000
Provision for guarantee of SeraNova debt                            -                 -               474,000              -
                                                           ------------     ------------         ------------     ------------
Income from continuing operations, exclusive of special
charges                                                    $  1,441,000     $    504,000         $  2,744,000     $  1,950,000
                                                           ============     ============         ============     ============

Diluted earnings per share from continuing operations,
exclusive of special charges                               $       0.08     $       0.03         $       0.16     $       0.12
                                                           ============     ============         ============     ============

Weighted average common shares outstanding:
    Diluted                                                  18,356,000       16,630,000           17,431,000       16,672,000
                                                           ============     ============         ============     ============

RECONCILIATION OF EBITDA TO GAAP RESULTS
Income (loss) from continuing operations per GAAP          $  1,441,000     $    354,000         $ (4,251,000)    $ (7,438,000)
Add back the following adjustments:
----------------------------------
Income tax expense                                              (87,000)             -                283,000          491,000
Other expense, net                                              138,000          259,000              643,000          486,000
Depreciation/amortization (in SG&A and COS)                     788,000        1,002,000            3,501,000        3,582,000
SeraNova receivable impairment and other charges                    -                -              5,060,000        8,362,000
Proxy contest and other charges                                     -            150,000            1,461,000        1,026,000
Provision for guarantee of SeraNova debt                            -                -                474,000              -
                                                           ------------     ------------         ------------     ------------
EBITDA, exclusive of special charges                       $  2,280,000     $  1,765,000         $  7,171,000     $  6,509,000
                                                           ============     ============         ============     ============

The non-GAAP measure represents certain special charges which the Company considers to be non-operating items. We believe that the presentation of the non-GAAP measure provides useful information for investors regarding our regular financial performance. Our management uses this measure for the same purpose. The presentation of this additional information is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP.